                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Michael K. Farrell
                      Chairman of the Board, President and
                             Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC and NY 1 File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, Premier Advisers III File No. 333-125614, Premier Advisers L File No. 333-125615, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, NY 3 File No. 333-146584, Pioneer A, Pioneer B,
          Pioneer C),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of December, 2007.


                                        /s/ Michael K. Farrell
                                        ----------------------------------------
                                        Michael K. Farrell

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Norse N. Blazzard
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC and NY 1 File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, Premier Advisers III File No. 333-125614, Premier Advisers L File No. 333-125615, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, NY 3 File No. 333-146584, Pioneer A, Pioneer B,
          Pioneer C),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of December, 2007.


                                        /s/ Norse N. Blazzard
                                        ----------------------------------------
                                        Norse N. Blazzard

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Robert L. Davidow
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Davidow, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC and NY 1 File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, Premier Advisers III File No. 333-125614, Premier Advisers L File No. 333-125615, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, NY 3 File No. 333-146584, Pioneer A, Pioneer B,
          Pioneer C),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of December, 2007.


                                        /s/ Robert L. Davidow
                                        ----------------------------------------
                                        Robert L. Davidow

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Elizabeth M. Forget
                      Director and Executive Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael
K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC and NY 1 File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, Premier Advisers III File No. 333-125614, Premier Advisers L File No. 333-125615, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, NY 3 File No. 333-146584, Pioneer A, Pioneer B,
          Pioneer C),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2007.


                                        /s/ Elizabeth M. Forget
                                        ----------------------------------------
                                        Elizabeth M. Forget

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                  George Foulke
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC and NY 1 File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, Premier Advisers III File No. 333-125614, Premier Advisers L File No. 333-125615, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, NY 3 File No. 333-146584, Pioneer A, Pioneer B,
          Pioneer C),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of December, 2007.


                                        /s/ George Foulke
                                        ----------------------------------------
                                        George Foulke

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Richard A. Hemmings
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC and NY 1 File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, Premier Advisers III File No. 333-125614, Premier Advisers L File No. 333-125615, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, NY 3 File No. 333-146584, Pioneer A, Pioneer B,
          Pioneer C),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2007.


                                        Richard A. Hemmings
                                        ----------------------------------------
                                        Richard A. Hemmings

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                 Jay S. Kaduson
                           Director and Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC and NY 1 File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, Premier Advisers III File No. 333-125614, Premier Advisers L File No. 333-125615, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, NY 3 File No. 333-146584, Pioneer A, Pioneer B,
          Pioneer C),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of December, 2007.


                                        /s/ Jay S. Kaduson
                                        ----------------------------------------
                                        Jay S. Kaduson

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Lisa S. Kuklinski
                           Director and Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC and NY 1 File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, Premier Advisers III File No. 333-125614, Premier Advisers L File No. 333-125615, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, NY 3 File No. 333-146584, Pioneer A, Pioneer B,
          Pioneer C),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of January, 2008.


                                        /s/ Lisa S. Kuklinski
                                        ----------------------------------------
                                        Lisa S. Kuklinski

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                               Richard C. Pearson
        Director, Vice President, Associate General Counsel and Secretary

     KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, Director, Vice President, Associate General Counsel and Secretary of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Michael K. Farrell, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC and NY 1 File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, Premier Advisers III File No. 333-125614, Premier Advisers L File No. 333-125615, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, NY 3 File No. 333-146584, Pioneer A, Pioneer B,
          Pioneer C),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2007.


                                        /s/ Richard C. Pearson
                                        ----------------------------------------
                                        Richard C. Pearson

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                 Thomas A. Price
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas A. Price, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC and NY 1 File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, Premier Advisers III File No. 333-125614, Premier Advisers L File No. 333-125615, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, NY 3 File No. 333-146584, Pioneer A, Pioneer B,
          Pioneer C),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2007.


                                        /s/ Thomas A. Price
                                        ----------------------------------------
                                        Thomas A. Price

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                John V.C. Saylor
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, John V.C. Saylor, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC and NY 1 File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, Premier Advisers III File No. 333-125614, Premier Advisers L File No. 333-125615, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, NY 3 File No. 333-146584, Pioneer A, Pioneer B,
          Pioneer C),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2007.


                                        /s/ John V.C. Saylor
                                        ----------------------------------------
                                        John V.C. Saylor

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Paul A. Sylvester
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC and NY 1 File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, Premier Advisers III File No. 333-125614, Premier Advisers L File No. 333-125615, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, NY 3 File No. 333-146584, Pioneer A, Pioneer B,
          Pioneer C),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2007.


                                        /s/ Paul A. Sylvester
                                        ----------------------------------------
                                        Paul A. Sylvester

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Jeffrey A. Tupper
                      Director and Assistant Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director and Assistant Vice President of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael
K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC and NY 1 File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, Premier Advisers III File No. 333-125614, Premier Advisers L File No. 333-125615, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, NY 3 File No. 333-146584, Pioneer A, Pioneer B,
          Pioneer C),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December, 2007.


                                        /s/ Jeffrey A. Tupper
                                        ----------------------------------------
                                        Jeffrey A. Tupper

                    FIRST METLIFE INVESTORS INSURANCE COMPANY

                                Power of Attorney

                                Charles V. Curcio
                             Vice President- Finance

     KNOW ALL MEN BY THESE PRESENTS, that I, Charles V. Curcio, Vice President-Finance of First MetLife Investors Insurance Company, a New York company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . First MetLife Investors Variable Annuity Account One (First COVA VA, Custom Select, Russell Select and Class VA, Class AA and Class B File No. 033-74174, Class A File No. 333-96775, Class VA, Class AA, and Class B File No. 333-96773, Class XC and NY 1 File No. 333-96777, Class L and Class L - 4 Year File No. 333-96785, Class C File No. 333-96795, Vintage L and Vintage XC File No. 333-125613, Premier Advisers III File No. 333-125614, Premier Advisers L File No. 333-125615, PrimElite III File No. 333-125617, Marquis Portfolios File No. 333-125618, Protected Equity Portfolio File No. 333-125619, Class S and Class S - L Share Option File No. 333-137370, PrimElite IV File No. 333-137969, NY 3 File No. 333-146584, Pioneer A, Pioneer B,
          Pioneer C),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of December, 2007.


                                        /s/ Charles V. Curcio
                                        ----------------------------------------
                                        Charles V. Curcio